                                                                    EXHIBIT 25.1
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                          -----------------------------

                                    FORM T-1

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                          -----------------------------

 ____CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b) (2)

                     WELLS FARGO BANK, NATIONAL ASSOCIATION
               (Exact name of trustee as specified in its charter)

A NATIONAL BANKING ASSOCIATION                           94-1347393
(Jurisdiction of incorporation or                        (I.R.S. Employer
organization if not a U.S. national                      Identification No.)
bank)

101 NORTH PHILLIPS AVENUE                                57104
SIOUX FALLS, SOUTH DAKOTA                                (Zip code)
(Address of principal executive
offices)

                              WELLS FARGO & COMPANY
                          LAW DEPARTMENT, TRUST SECTION
                                  MAC N9305-175
                  SIXTH STREET AND MARQUETTE AVENUE, 17TH FLOOR
                          MINNEAPOLIS, MINNESOTA 55479
                                 (612) 667-4608
            (Name, address and telephone number of agent for service)

                          -----------------------------

                           THE LUBRIZOL CORPORATION(1)
               (Exact name of obligor as specified in its charter)

OHIO                                                     34-0367600
(State or other jurisdiction of                          (I.R.S. Employer
incorporation or organization)                           Identification No.)

29400 LAKELAND BOULEVARD
WICKLIFFE, OHIO                                           44092
(Address of principal executive                          (Zip code)
offices)

                          -----------------------------
                                 DEBT SECURITIES
                       (Title of the indenture securities)

================================================================================

(1) See Table 1 for list of additional obligors

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                                     Table 1

                                                              JURISDICTION OF              I.R.S. EMPLOYER
EXACT NAME OF ADDITIONAL  OBLIGORS                              FORMATION                  IDENTIFICATION
----------------------------------                              ---------                  --------------
1500 West Elizabeth Corporation                                New Jersey                    22-3838065
Carroll Scientific Inc.                                        Illinois                      34-1868206
Chemron Corporation                                            Delaware                      34-1938280
CPI Engineering Services, Inc.                                 Michigan                      38-2050864
Engine Control Systems Ltd.                                    Nevada                        88-0191671
Gateway Additive Company                                       Nevada                        31-1590777
Lubricant Investments, Inc.                                    Ohio                          34-1563459
Lubrizol China, Inc.                                           Ohio                          34-1792061
Lubrizol Enterprises, Inc.                                     Delaware                      34-1502387
Lubrizol Foam Control Additives, Inc.                          South Carolina                57-0686272
Lubrizol Inter-Americas Corporation                            Nevada                        34-1368171
Lubrizol International Management Corporation                  Nevada                        34-1323089
Lubrizol Overseas Trading Corporation                          Delaware                      51-6146748
Lubrizol Performance Systems Inc.                              Georgia                       58-0678914
MPP Pipeline Corporation                                       Delaware                      76-0412052
Noveon International, Inc.                                     Delaware                      13-4143923
Noveon, Inc.                                                   Delaware                      13-4143915
FCC Acquisition Corp.                                          Delaware                      23-2791891
Noveon China, Inc.                                             Delaware                      31-1567152
Noveon Diamalt, Inc.                                           Delaware                      22-3481037
Noveon FC, Inc.                                                Delaware                      51-0340498
Noveon Hilton Davis, Inc.                                      Delaware                      95-4071292
Noveon Holding Corporation                                     Delaware                      31-1231786
Noveon IP Holdings Corp.                                       Illinois                      52-2310708
Noveon Kalama, Inc.                                            Washington                    91-0862423
Noveon Textile Chemicals, Inc.                                 Delaware                      56-1767492
Performance Materials I Inc.                                   Delaware                      51-0408646

Item 1. General Information. Furnish the following information as to the trustee:

            (a) Name and address of each examining or supervising authority to which it is subject.

                  Comptroller of the Currency
                  Treasury Department
                  Washington, D.C.

                  Federal Deposit Insurance Corporation
                  Washington, D.C.

                  Federal Reserve Bank of San Francisco San Francisco, California 94120

            (b)   Whether it is authorized to exercise corporate trust powers.

                  The trustee is authorized to exercise corporate trust powers.

Item 2. Affiliations with Obligor. If the obligor is an affiliate of the trustee, describe each such affiliation.

            None with respect to the trustee.

No responses are included for Items 3-14 of this Form T-1 because the obligor is not in default as provided under Item 13.

Item 15. Foreign Trustee.       Not applicable.

Item 16. List of Exhibits.      List below all exhibits filed as a part of this
                                Statement of Eligibility.

       Exhibit 1. A copy of the Articles of Association of the trustee now in effect.*

       Exhibit 2. A copy of the Comptroller of the Currency Certificate of Corporate Existence and Fiduciary Powers for Wells Fargo Bank, National Association, dated February 4, 2004.**

       Exhibit 3.    See Exhibit 2

       Exhibit 4.    Copy of By-laws of the trustee as now in effect.***

       Exhibit 5.    Not applicable.

       Exhibit 6. The consent of the trustee required by Section 321(b) of the Act.

       Exhibit 7. A copy of the latest report of condition of the trustee published pursuant to law or the requirements of its supervising or examining authority.

       Exhibit 8.    Not applicable.

       Exhibit 9.    Not applicable.

* Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

*** Incorporated by reference to the exhibit of the same number to the trustee's Form T-1 filed as exhibit 25 to the Form T-3 dated March 3, 2004 of Trans-Lux Corporation file number 022-28721.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the trustee, Wells Fargo Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Minneapolis and State of Minnesota on the 27th day of July 2004.

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         /s/ Michael T. Lechner
                                         ---------------------------------------
                                         Michael T. Lechner
                                         Assistant Vice President

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                                    EXHIBIT 6

July 27, 2004

Securities and Exchange Commission
Washington, D.C.  20549

Gentlemen:

In accordance with Section 321(b) of the Trust Indenture Act of 1939, as amended, the undersigned hereby consents that reports of examination of the undersigned made by Federal, State, Territorial, or District authorities authorized to make such examination may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

                                         Very truly yours,

                                         WELLS FARGO BANK, NATIONAL ASSOCIATION

                                         /s/ Michael T. Lechner
                                         ---------------------------------------
                                         Michael T. Lechner
                                         Assistant Vice President

                                    Exhibit 7

                       Consolidated Report of Condition of

                      Wells Fargo Bank National Association
               of 101 North Phillips Avenue, Sioux Falls, SD 57104
                     And Foreign and Domestic Subsidiaries,
      at the close of business March 31, 2004, filed in accordance with 12
                     U.S.C. Section 161 for National Banks.

                                                                                                                 Dollar Amounts
                                                                                                                   In Millions
                                                                                                                   -----------
ASSETS
Cash and balances due from depository institutions:
        Noninterest-bearing balances and currency and coin                                                         $ 13,890
        Interest-bearing balances                                                                                     6,251
Securities:
        Held-to-maturity securities                                                                                       0
        Available-for-sale securities                                                                                27,661
Federal funds sold and securities purchased under agreements to resell:
        Federal funds sold in domestic offices                                                                        1,436
        Securities purchased under agreements to resell                                                                 170
Loans and lease financing receivables:
        Loans and leases held for sale                                                                               29,359
        Loans and leases, net of unearned income                                            233,785
        LESS: Allowance for loan and lease losses                                             2,629
        Loans and leases, net of unearned income and allowance                                                      231,156
Trading Assets                                                                                                        8,314
Premises and fixed assets (including capitalized leases)                                                              2,787
Other real estate owned                                                                                                 180
Investments in unconsolidated subsidiaries and associated companies                                                     284
Customers' liability to this bank on acceptances outstanding                                                             69
Intangible assets
        Goodwill                                                                                                      7,915
        Other intangible assets                                                                                       6,871
Other assets                                                                                                         11,217
                                                                                                                   --------
Total assets                                                                                                       $347,560
                                                                                                                   ========
LIABILITIES

Deposits:

        In domestic offices                                                                                        $240,660
             Noninterest-bearing                                                             78,496
             Interest-bearing                                                               162,164
        In foreign offices, Edge and Agreement subsidiaries, and IBFs                                                15,087
             Noninterest-bearing                                                                  3
             Interest-bearing                                                                15,084
Federal funds purchased and securities sold under agreements to repurchase:
        Federal funds purchased in domestic offices                                                                  18,617
        Securities sold under agreements to repurchase                                                                3,028

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
                                                                                                 Dollar Amounts
                                                                                                   In Millions
                                                                                                   -----------
Trading liabilities                                                                                   4,973
Other borrowed money
        (includes mortgage indebtedness and obligations under capitalized leases)                    18,180
Bank's liability on acceptances executed and outstanding                                                 69
Subordinated notes and debentures                                                                     4,824
Other liabilities                                                                                     9,494
                                                                                                   --------
Total liabilities                                                                                  $314,932
Minority interest in consolidated subsidiaries                                                           70

EQUITY CAPITAL
Perpetual preferred stock and related surplus                                                             0
Common stock                                                                                            520
Surplus (exclude all surplus related to preferred stock)                                             23,424
Retained earnings                                                                                     7,812
Accumulated other comprehensive income                                                                  802
Other equity capital components                                                                           0
                                                                                                   --------
Total equity capital                                                                                 32,558
                                                                                                   --------
Total liabilities, minority interest, and equity capital                                           $347,560
                                                                                                   ========

I, James E. Hanson, Vice President of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true to the best of my knowledge and belief.

                                                               James E. Hanson
                                                                Vice President

We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

Howard Atkins
Dave Hoyt                                   Directors
John Stumpf